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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-75556, 33-92904, 333-28559 and 333-50940) of
O'Sullivan Industries Holdings, Inc. of our report dated August 20, 2002 relating to the consolidated financial statements which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Kansas City, Missouri
September 25, 2002